                                HERITAGE INCOME TRUST
                        LIMITED MATURITY GOVERNMENT PORTFOLIO

                          Supplement Dated November 29, 1995
                        to the Prospectus Dated April 3, 1995

              The Limited Maturity Government Portfolio (the "Fund") has a current policy of maintaining an effective average portfolio maturity of "no more than five years" as described on the cover page and page 4 of the Prospectus. On or about February 1, 1996, the Fund will implement a new policy under which it will maintain a dollar-weighted effective average portfolio maturity of "between three and ten years, under normal conditions." On that same date, the Fund's name will be changed to Heritage Income Trust - Intermediate Government Fund.

              The Fund's ability to increase its dollar-weighted effective average portfolio maturity may allow the Fund to increase its total returns. However, that ability may expose the Fund to greater interest rate and/or market risk than that of a mutual fund that maintains a shorter dollar-weighted effective average portfolio maturity. Investors therefore should consider whether, after February 1, 1996, the Fund will continue to be an appropriate means to attempt to achieve their investment goals.

                                   (HERITAGE LOGO)

                        Limited Maturity Government Portfolio

              Heritage Income Trust is a mutual fund offering shares in separate investment portfolios. This Prospectus relates to the Limited Maturity Government Portfolio (the "Portfolio"), which has the investment objective of high current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by primarily investing in securities issued by the U.S. Government, its agencies and instrumentalities and related repurchase agreements and forward commitments. The Portfolio will maintain a dollar-weighted effective average maturity of no more than five years. The Portfolio offers two classes of shares, Class A shares (sold subject to a front-end sales load) and Class C shares (sold subject to a contingent deferred sales load).

              This Prospectus contains information which should be read before investing in the Portfolio and should be kept for future reference. A Statement of Additional Information relating to the Portfolio dated April 3, 1995 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information is available free of charge and shareholder inquiries can be made by writing to Heritage Asset Management, Inc. or by calling (800) 421-4184.

     PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
                 SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE
                  SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                    EXCHANGE COMMISSION OR ANY STATE SECURITIES
                       COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS. ANY
                           REPRESENTATION TO THE CONTRARY
                                IS A CRIMINAL OFFENSE.

                                   (HERITAGE LOGO)
                          Registered Investment Advisor--SEC

                                880 Carillon Parkway
                            St. Petersburg, Florida 33716
                                    (800) 421-4184

                            Prospectus Dated April 3, 1995

     Table of Contents
     __________________________________________________________________________
     __________________________________________________________________________

       GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . .          1
                 About the Trust and the Portfolio . . . . . . . .          1
                 Total Portfolio Expenses  . . . . . . . . . . . .          1
                 Financial Highlights  . . . . . . . . . . . . . .          3
                 Investment Objective, Policies and Risk Factors .          4
                 Investment Limitations  . . . . . . . . . . . . .          9
                 Net Asset Value . . . . . . . . . . . . . . . . .          9
                 Performance Information . . . . . . . . . . . . .          9
       INVESTING IN THE PORTFOLIO  . . . . . . . . . . . . . . . .         10
                 How to Buy Shares . . . . . . . . . . . . . . . .         10
                 Minimum  Investment  Required/Accounts  with  Low         11
       Balances  . . . . . . . . . . . . . . . . . . . . . . . . .
                 Investment Programs . . . . . . . . . . . . . . .         11
                 Alternative Purchase Plans  . . . . . . . . . . .         13
                 What Class A Shares Will Cost . . . . . . . . . .         14
                 What Class C Shares Will Cost . . . . . . . . . .         16
                 How to Redeem Shares  . . . . . . . . . . . . . .         17
                 Receiving Payment . . . . . . . . . . . . . . . .         18
                 Exchange Privilege  . . . . . . . . . . . . . . .         19
       MANAGEMENT OF THE PORTFOLIO . . . . . . . . . . . . . . . .         20
       SHAREHOLDER AND ACCOUNT POLICIES  . . . . . . . . . . . . .         21
                 Dividends and Other Distributions . . . . . . . .         21
                 Distribution Plans  . . . . . . . . . . . . . . .         21
                 Taxes . . . . . . . . . . . . . . . . . . . . . .         22
                 Shareholder Information . . . . . . . . . . . . .         22

                                 GENERAL INFORMATION

     About the Trust and the Portfolio
     __________________________________________________________________________
     __________________________________________________________________________

              Heritage Income Trust (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated August 4, 1989. The Trust is an open-end diversified management investment company that currently offers shares in three separate investment portfolios, the Portfolio, the Diversified Portfolio and the Institutional Government Portfolio. Each of which is designed for individuals, institutions and fiduciaries whose investment objective is high current income consistent with the preservation of capital. The Portfolio offers two classes of shares, Class A shares and Class C shares. The Portfolio requires a minimum initial investment of $1,000, except for certain retirement accounts and investment plans for which lower limits may apply. See "Investing in the Portfolio." This Prospectus relates exclusively to the Portfolio. To obtain a Prospectus for the Diversified or Institutional Government Portfolios, call (800) 421-4184.

     Total Portfolio Expenses
     __________________________________________________________________________
     __________________________________________________________________________

              All outstanding Portfolio shares as of April 1, 1995 were designated as Class A shares. Shown below are all Class A expenses incurred by the Portfolio during its 1994 fiscal year. Class A annual operating expenses are shown as an annualized percentage of fiscal 1994 average daily net assets. Because Class C shares were not offered for sale in 1994, Class C annual operating expenses are based on estimated expenses. Shareholder transaction expenses for both classes are expressed as a percentage of maximum public offering price, cost per transaction or as otherwise noted.

                                                                                     Class A        Class C
                                                                                     -------        -------
       Shareholder Transaction Expenses
       Sales load "charge" on purchases  . . . . . . . . . . . . . . . . . .           3.75%           None
       Contingent deferred sales load (as a percentage
         of original purchase price or redemption                                                             (declining to 0%
         proceeds, as applicable)  . . . . . . . . . . . . . . . . . . . . .            None          1.00%   after the first year)
       Wire redemption fee . . . . . . . . . . . . . . . . . . . . . . . . .           $5.00          $5.00
       Annual Portfolio Operating Expenses
       Management Fee (after fee waiver) . . . . . . . . . . . . . . . . . .           0.27%          0.27%
       12b-1 Distribution Fee  . . . . . . . . . . . . . . . . . . . . . . .           0.35%          0.60%
       Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.33%          0.33%
                                                                                       -----          -----
       Total Portfolio Operating Expenses (after fee
         waiver) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.95%          1.20%
                                                                                       =====          =====

              The Portfolio's manager, Heritage Asset Management, Inc. (the "Manager") will voluntarily waive its fees and, if necessary, reimburse the Portfolio to the extent that Class A annual operating expenses exceed .95% and to the extent that Class C annual operating expenses exceed 1.20% of the average daily net assets attributable to that class for this fiscal year. Absent fee waivers, the management fee for each class would have been 0.50%, and total Portfolio operating expenses would have been 1.18% for Class A shares and 1.43% for Class C shares. To the extent that the Manager waives or reimburses its fees with respect to one class, it will do so with respect to the other class on a proportionate basis. Due to the imposition of Rule 12b-1 Distribution fees, it is possible that long-term shareholders of the Portfolio may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

              The impact of Portfolio operating expenses on earnings is illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and a redemption at the end of each period shown.


                                        1 Year    3 Years    5 Years  10 Years
                                        ------    -------    -------  --------

       Total   Class    A   Operating
       Expenses  . . . . . . . . . .       $47        $67        $88      $150

       Total   Class    C   Operating
       Expenses  . . . . . . . . . .       $22        $37        $64      $142


              The impact of Portfolio expenses on earnings is illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and no redemption at the end of each period shown.

                                        1 Year   3 Years    5 Years   10 Years
                                        ------   -------    -------   --------

       Total   Class   A    Operating      $47       $67        $88       $150
       Expenses  . . . . . . . . . .

       Total    Class   C   Operating      $12       $37        $64       $142
       Expenses  . . . . . . . . . .

              This is an illustration only and should not be considered a representation of future expenses. Actual expenses and performance may be greater or less than that shown above. The purpose of the above table is to assist investors in understanding the various costs and expenses that will be borne directly or indirectly by shareholders. For a further discussion of these costs and expenses, see "Management of the Portfolio" and "Distribution Plans."


     Financial Highlights
     __________________________________________________________________________
     __________________________________________________________________________

              The following table shows important financial information for a Class A share of the Portfolio outstanding for the periods indicated, including net investment income, net realized and unrealized gain on investments, and certain other information. It has been derived from financial statements that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is included in the Statement of Additional Information ("SAI"), which may be obtained by calling the Portfolio at the telephone number on the front page of this Prospectus.

     Financial highlights are not presented for Class C shares because no shares of that Class were outstanding for the periods indicated.

                                                                                                 Class A
                                                                                                 -------
                                                                                    For the Years Ended September 30,
                                                                                    ---------------------------------

                                                                      1994*        1993        1992        1991       1990 +
                                                                      -----        ----        ----        ----       ------

       Net asset value, beginning of the period  . . . . . . .        $9.44       $9.84      $10.00       $9.49        $9.60
                                                                      -----       -----      ------       -----        -----
       Income from Investment Operations:

         Net investment income(a)  . . . . . . . . . . . . . .         0.43        0.59        0.52        0.67         0.32

         Net realized and unrealized gain (loss) on investments      (0.40)      (0.44)        0.10        0.49       (0.12)
                                                                     ------      ------        ----        ----       ------

         Total from Investment Operations  . . . . . . . . . .         0.03        0.15        0.62        1.16         0.20
                                                                       ----        ----        ----        ----         ----

       Less Distributions:

         Dividends from net investment income  . . . . . . . .       (0.37)      (0.52)      (0.55)      (0.65)       (0.27)

         Distributions from net realized gain  . . . . . . . .           --      (0.03)      (0.23)          --       (0.04)
                                                                         --      ------     -------          --       ------

         Total Distributions . . . . . . . . . . . . . . . . .       (0.37)      (0.55)      (0.78)      (0.65)       (0.31)
                                                                     ------      ------      ------      ------       ------

       Net asset value, end of the period  . . . . . . . . . .        $9.10       $9.44       $9.84      $10.00        $9.49
                                                                      =====       =====       =====      ======        =====

       Total Return (%)(d) . . . . . . . . . . . . . . . . . .          .36        1.58        6.47       12.64     2.11 (c)

       Ratios (%)/Supplemental Data:

         Operating   expenses,  net,   to  average   daily   net       0.95        0.91        0.78        1.07     1.10 (b)
       assets(a) . . . . . . . . . . . . . . . . . . . . . . .

         Net investment income to average daily net assets . .         4.60        5.99        5.66        6.87     7.04 (b)

         Portfolio turnover rate . . . . . . . . . . . . . . .       213.53      150.17      122.75      201.58    75.93 (b)

         Net assets, end of the period (millions)  . . . . . .          $41        $102        $111          $5           $4


                                                                     B-6






     __________

     * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed method does not correspond with results of operations.

     + For the period March 1, 1990 (commencement of operations) to September 30, 1990.

     (a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.03, $.01, $.02, $.24 and $.22 per share, respectively. The operating expense ratios including such items would be 1.18%, 1.03%, 1.23%, 3.58% and 5.88% (annualized), respectively.

     (b)      Annualized.

     (c)      Not annualized.

     (d)      Does not reflect the imposition of a sales load.


     Investment Objective, Policies and Risk Factors
     __________________________________________________________________________
     __________________________________________________________________________

              The investment objective of the Portfolio is high current income consistent with the preservation of capital. Portfolio shares will fluctuate in value as a result of value changes in Portfolio investments. There can be no assurance that the Portfolio's investment objective will be achieved.

              In seeking its objective, the Portfolio will invest at least 80% of its assets in debt securities (including mortgage-backed securities) issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and repurchase agreements and when-issued and forward commitment securities involving such debt obligations. The Portfolio also may lend its securities, invest in money market instruments to maintain sufficient liquidity, seek to hedge against interest rate changes by a variety of strategies involving the use of options, futures contracts and options on futures contracts as described below, invest in inverse floaters and invest up to 10% of its net assets in illiquid securities. The Portfolio will maintain a dollar-weighted effective average maturity of no more than 5 years.

              The following is a discussion of the Portfolio's principal investment securities and practices, including the risks of investing in these securities or engaging in these practices. For more detailed information about these practices and other Portfolio investment securities, see the SAI.

              Debt Obligations. The market value of the debt securities held by the Portfolio will be affected by changes in interest rates. There is normally an inverse relationship between the market value of such securities and actual changes in interest rates; i.e., a decline in interest rates generally produces an increase in market value, while an increase in rates generally produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of such security.

              Futures and Options. The Portfolio may engage in transactions in options and futures contracts in an effort to adjust the risk/return characteristics of its investment portfolio. The Portfolio may purchase put and call options written by others and write put and call options on debt securities and indices of debt securities. If the Manager anticipates that interest rates will rise, the Portfolio also may sell a debt futures contract or a call option thereon or purchase a put option on such futures contract as a hedge against a decrease in the value of the Portfolio's securities. If the Manager anticipates that interest rates will decline, the Portfolio may purchase a debt futures contract or a call option thereon or sell a put option on such futures contract to protect against an increase in the price of securities the Portfolio intends to purchase.

              Risks of Futures Options. To the extent that the Portfolio enters into futures contracts and options on futures contracts other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. The Portfolio may hedge up to 100% of its net assets by such transactions. The Portfolio will not purchase any option, if immediately thereafter, the aggregate cost of all outstanding options (including options on futures described above) purchased by the Portfolio would exceed 5% of the value of its total assets. The Portfolio may write covered call options and secured put options on up to 15% of its total assets.

              The Portfolio might not use any of the strategies described above, and there can be no assurance that any strategy used will succeed. If the Manager incorrectly forecasts interest rates in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. Investments in futures and options involve certain risks that are different in some respects from investment risks associated with investment in securities. The principal risks associated with the use of futures and options are: (1) imperfect correlation in the price movements of securities underlying the options and futures and the price movements of the portfolio securities subject to the hedge; (2) possible lack of a liquid market for closing out futures or options positions; (3) the need for additional portfolio management skills and techniques; (4) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Portfolio to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Portfolio to close out or liquidate a hedged position. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the security underlying the hedging instrument may not be the same security that is being hedged. The Manager will attempt to create a closely correlated hedge, but hedging activities may not be completely successful in eliminating market fluctuation. The ordinary spreads between prices in the futures markets, due to the nature of the futures market, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectation as to the extent of market movements, or the time span within which the movements take place.

              Inverse Floaters. The Portfolio may invest in U.S. Government securities, including mortgage-backed securities, on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. These derivative securities are commonly known as inverse floaters. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters include components of securities on which interest is paid in two separate parts -
     - an auction component, which pays interest at a rate that is set periodically through an auction process or other method, and a residual component, the interest on which varies inversely with that on a similar security or the value of an index. The residual component, may be established by multiplying the rate of interest paid on such security or the applicable index by a factor (a "multiplier feature") or by adding or subtracting the factor to or from such interest rate or index. The secondary market for inverse floaters may be limited. The market value of inverse floaters is often significantly more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

              Money Market Instruments. The types of money market instruments in which the Portfolio can invest include high quality commercial paper, other high quality short-term corporate debt obligations and various instruments issued by domestic banks and savings and loan associations having assets of at least $1 billion and capital, surplus and undivided profit of over $100 million as of the close of the most recent fiscal year.

              Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. These securities generally provide monthly interest and, in most cases, principal payments which are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Mortgage-backed securities may be issued by the U.S. Government or U.S. Government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably their effective maturities. This contrasts with U.S. Treasury securities, for instance, which generally pay all principal at maturity and typically have an effective maturity equal to the final stated maturity. Thus, for purposes of calculating the Portfolio's weighted average maturity, the Portfolio will apply the standard market consensus with respect to the effective maturity of mortgage-backed securities rather than their stated final maturities.

              U.S. Government and U.S. Government-Related Mortgage-Backed Securities. The Government National Mortgage Association ("GNMA") is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development, and is a primary issuer of U.S. Government-related mortgage-backed securities. GNMA pass-through securities are considered to be riskless with respect to default because the underlying mortgage loan portfolio is comprised entirely of U.S. Government-backed loans and timely principal and interest payments are guaranteed by the full faith and credit of the U.S. Government. Residential mortgage loans also are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, and the Federal National Mortgage Association ("FNMA"), a U.S. Government-sponsored corporation owned entirely by private stockholders, which guarantee the timely payment of interest and the ultimate collection of principal on their respective securities.

              Private Issuer Mortgage-Backed Securities. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by FHLMC, FNMA, GNMA or pools of conventional mortgages. These securities generally offer a higher interest rate than securities with direct or indirect U.S. Government guarantees of payments. However, many issuers or servicers of these securities guarantee timely payment of interest and principal, which may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantee or insurance policies. Mortgage-backed securities of private issuers, including CMOs, have also achieved broad market acceptance, and consequently an active secondary market has emerged. However, the market for these securities is smaller and less liquid than the market for U.S. Government and U.S. Government-related mortgage pools.

     The maximum permitted investment in mortgage-backed securities of private issuers is 20% of the assets of the Portfolio.

              REMICs. The Portfolio may invest in U.S. Government and privately issued real estate mortgage investment conduits ("REMICs"), a common form of CMO. REMICs are entities that issue multiple-class real estate mortgage-backed securities that qualify and elect treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to Federal income taxation. Instead, income is passed through the entity and is taxed to the persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests" and "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be directly or indirectly secured principally by real property. The risks inherent in investing in REMICs are similar to those of CMOs in general, as well as those of other mortgage-backed securities as described below.

              Risks of Mortgage-Backed Securities. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates declined, the prepayment may only be invested by the Portfolio at the then prevailing lower rate.

              Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility of the market value of certain mortgage-backed securities. The Manager will attempt to manage the Portfolio so that this volatility, together with the volatility of other investments in the Portfolio, is consistent with its investment objective.

              Portfolio Turnover. The Portfolio may purchase and sell securities without regard to the length of time the securities have been held. A high rate of portfolio turnover generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Portfolio's portfolio turnover rate for the fiscal year ended September 30, 1994 was 214%. See "Portfolio Transactions" in the SAI.

              Repurchase Agreements and Securities Loans. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell the security to the original seller (a member bank of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in U.S.
     Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or the maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible decline in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt, the Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimal credit risks in accordance with guidelines established by the Board of Trustees. The Portfolio may invest up to 25% of its total assets in repurchase agreements. The Portfolio also can lend portfolio securities (not exceeding 25% of its total assets) to broker-dealers. Securities loans will be fully collateralized at all times, but involve some risk to the Portfolio. If the other party to the securities loan defaults or becomes involved in bankruptcy proceedings, the Portfolio may incur delays and costs in selling or recovering the underlying security or may suffer a loss of principal and interest.

              Stripped  Securities.   The  Portfolio  may  invest  in separately
     traded interest and principal components of securities ("Stripped Securities"), including U.S. Government securities, as discussed below. Stripped Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional debt securities.

              The Portfolio also may invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. Stripped mortgage-backed securities in which it may invest will be issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of assets represented by mortgages ("Mortgage Assets"). A common type of stripped mortgage-backed security will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and principal payments may have a material effect on yield to maturity. In addition, the market value of stripped mortgage-backed securities is subject to greater risk of fluctuation in response to changes in market interest rates than other mortgage-backed securities. In the case of mortgage-backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, there is a greater possibility that the Portfolio may not fully recoup its initial investment. Conversely, if the underlying assets experience slower than anticipated principal payments, the yield on the PO class will be affected more severely than would be the case with traditional mortgage-backed securities.

              The Securities and Exchange Commission ("SEC") staff takes the position that IOs and POs generally are illiquid securities. The staff also takes the position, however, that the Board of Trustees (or the Manager pursuant to delegation by the Board) may determine that U.S. Government-issued IOs or POs backed by fixed-rate mortgages are liquid, where the Board determines that such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Accordingly, certain of the IO and PO securities in which the Portfolio invests may be deemed illiquid.

              U.S. Government Securities. U.S. Government securities in which the Portfolio may invest include (1) direct U. S. Treasury obligations,
     (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government or the right of the issuer to borrow specified amounts from the U.S. Government, and (3) obligations of U.S. Government agencies and instrumentalities that are not backed by the full faith and credit of the United States.

              When-Issued and Forward Commitment Securities. The Portfolio may purchase U.S. Government securities that are permissible investments of the Portfolio on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. At the time the Portfolio makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. In addition, a segregated account consisting of cash or liquid securities such as U.S. Government securities or other appropriate high grade debt obligations equal to the value of the when-issued or forward commitment securities will be established and maintained with the Portfolio's custodian and will be marked to market daily. On the delivery date, the Portfolio will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. The Portfolio will engage in when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the Portfolio may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account. No when-issued or forward commitment transactions will be entered into by the Portfolio if, as a result, more than 20% of the Portfolio's total assets would be committed to such transactions.

     Investment Limitations
     __________________________________________________________________________
     __________________________________________________________________________

              The Portfolio will not:

     . Invest more than 5% of its total assets in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities or buy more than 10% of the voting securities or any other class of securities of any issuer.

     . Purchase securities if, as a result, more than 25% of its total assets would be invested in any one industry with the exception of U.S. Government securities.

     . Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes including the meeting of redemption requests which might require the untimely disposition of securities. The payment of interest on such borrowings will reduce the Portfolio's net investment income during the period of such borrowing. Borrowing in the aggregate may not exceed 15% and borrowing for purposes other than meeting redemptions may not exceed 5% of the Portfolio's total assets at the time the borrowing is made. The Portfolio will not make additional investments when borrowings exceed 5% of its total assets.

              The Portfolio's investment objective and these investment limitations are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). See "Investment Information -- Investment Limitations" in the SAI for a listing of other investment limitations, some of which are fundamental.

     Net Asset Value
     __________________________________________________________________________
     __________________________________________________________________________

              The net asset values of the Class A and Class C shares of the Portfolio will be determined daily, Monday through Friday (excluding New York Stock Exchange ("Exchange") holidays), as of the close of regular trading on the Exchange - generally 4:00 p.m. New York City time - by dividing the value of the total assets of the Portfolio, less liabilities, by the number of shares outstanding. The Portfolio values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a readily available market quote, or if the Manager has reason to question the validity of market quotations it receives, securities are valued using such methods as the Board of Trustees believes would reflect fair value. Short-term investments that will mature in 60 days of less are valued at amortized cost, which approximates market value. The per share net asset value of Class A and

     Class C shares may differ as a result of the different daily expense accruals applicable to each class. For more information on the calculation of net asset value, see "Net Asset Value" in the SAI.

     Performance Information
     __________________________________________________________________________
     __________________________________________________________________________

              From time to time the Portfolio may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for Class A and Class C shares in accordance with the methods described below. Because Class C shares bear the expense of a higher distribution fee attributable to the deferred sales charge alternative, the performance of Class C shares likely will be lower than that of Class A shares.

              The Portfolio may include the total return of its Class A and Class C shares in advertisements or other written material. When the Portfolio advertises its total return with respect to Class A and Class C shares, it will be calculated for the one-, five- and ten-year periods or, if such periods have not elapsed, the period since the establishment of that class. Total return is measured by comparing the value of an investment in the class at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales load of 3.75%) to the redemption value of the investment in the class at the end of the period (assuming reinvestment of any dividends or capital gains distribution at net asset value and, in the case of Class C shares, giving effect to the deduction of any contingent deferred sales load ("CDSL") which would be payable). The Portfolio also may advertise total return in the same manner, but without annualizing the performance and/or taking into account the front-end sales load or the CDSL.

              The Portfolio may also from time to time advertise the yield of Class A and Class C shares and compare these yields to those of other mutual funds with similar investment objectives. The yield of each class of the Portfolio will be computed by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yield for a class may not equal the dividend income actually paid to shareholders or the net investment income per share reported in the Portfolio's financial statements. For more information on Portfolio performance, see "Performance Information" in the SAI.

                             INVESTING IN THE PORTFOLIO

     How to Buy Shares
     __________________________________________________________________________
     __________________________________________________________________________

              Shares  of  the Portfolio  are  continuously  offered  through the
     Portfolio's principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters under the Securities Act of 1933, as amended.

              Shares of the Portfolio may be purchased through a registered representative of the Distributor, a participating dealer or a participating bank ("Representative") by placing an order for Portfolio shares with your Representative, completing and signing the Account Application found in this Prospectus, and mailing it, along with your payment, within five business days. After May 31, 1995, payment will be required within three business days.

              The Portfolio offers and sells two classes of shares, Class A and Class C shares. Class A shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales load imposed at the time of purchase. Class C shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. A CDSL of 1% is imposed on Class C shares if you redeem those shares within one year of purchase. When you place an order for Portfolio shares, you must specify which class of shares you wish to purchase. See "Alternative Purchase Plans."

              All purchase orders received by the Distributor prior to the close of regular trading on the Exchange -- generally 4:00 p.m., Eastern time -- will be executed at that day's offering price. Purchase orders received by your Representative prior to the close of regular trading on the Exchange and transmitted to the Distributor before 5:00 p.m. Eastern time on that day also will receive that day's offering price. Otherwise, all purchase orders accepted after the offering price is determined will be executed at the offering price determined as of the close of regular trading on the Exchange on the next trading day. See "What Class A Shares Will Cost" and "What Class C Shares Will Cost."

              You also may purchase shares of the Portfolio directly by completing and signing the Account Application found in this Prospectus, and mailing it, along with your payment, to Heritage Income Trust, c/o Shareholder Services, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

              Shares may be purchased with Federal Funds (a commercial bank's deposit with the Federal Reserve Bank that can be transferred to another member bank on the same day) sent by Federal Reserve or bank wire to:

                               State Street Bank and Trust Company
                               Boston, Massachusetts
                               ABA #011-000-028
                               Account #3196-769-8

              Wire instructions  should include (1) the  name of the  Portfolio,
     (2) the class of shares to be purchased, (3) the investor's account number assigned by the Portfolio, and (4) the investor's name.

              To open a new account with Federal Funds or by wire, you must contact the Manager or your Representative to obtain a Heritage Mutual Fund account number. Commercial banks may elect to charge a fee for wiring funds to the Custodian. For more information on "How to Buy Shares," see "Investing in the Fund" in the SAI.

     Minimum Investment Required/Accounts with Low Balances
     __________________________________________________________________________
     __________________________________________________________________________

              Except as provided under "Investment Programs", the minimum initial investment in the Portfolio is $1,000, and a minimum account balance of $500 must be maintained. These minimum requirements may be waived at the discretion of the Manager. In addition, initial investments in Individual Retirement Accounts ("IRA") may be reduced or waived under certain circumstances. Contact the Manager or your Representative for further information.

              Due to the high cost of maintaining accounts with low balances, it is currently the Portfolio's policy to redeem Portfolio shares in any account if the account balance falls below the required minimum value of
     $500, except for retirement accounts. The shareholder will be given 30 days' notice to bring the account balance to the minimum required or the Portfolio may redeem shares in the account and pay the proceeds to the shareholder. The Portfolio does not apply this minimum account balance requirement to accounts that fall below this minimum due to market fluctuation.

     Investment Programs
     __________________________________________________________________________
     __________________________________________________________________________

              A variety of automated investment options are available for the purchase of Portfolio shares. These plans provide for automatic monthly investments of $50 or more through various methods described below. You may change the amount to be automatically invested or may discontinue this service at any time without penalty. If you discontinue this service before reaching the required account minimum, the account must be brought up to the minimum in order to remain open. Shareholders desiring this service should complete the appropriate application available from the Manager. You will receive a periodic confirmation of all activity for your account.

     Automatic Investment Options:
     ----------------------------

     1. Bank Draft Investing -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into the Portfolio. The draft is returned by your bank the same way a canceled check is returned.

     2. Payroll Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to the Portfolio. This will generate a purchase transaction each time you are paid by the employer. The employer will report to you the amount sent from each paycheck.

     3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of the Portfolio. The U.S. Government or agency will report to you all payments made.

     4. Automatic Exchange -- If you own shares of another Heritage open-end mutual fund advised by the Manager ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of the Portfolio. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

     Retirement Plans
     ----------------

              Shares of the Portfolio may be purchased as an investment for Heritage IRA plans. In addition, shares may be purchased as an investment for self-directed IRAs, defined contribution plans, Simplified Employee Pension Plans ("SEPs") and other qualified retirement plan accounts.

              Heritage IRA. Individuals who earn compensation and who have not reached age 70-1/2 before the close of the year generally may establish a

     Heritage IRA. An individual may make limited contributions to a Heritage IRA through the purchase of shares of the Portfolio and/or other Heritage mutual funds. The Code limits the deductibility of IRA contributions to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $2,250, if such contributions also are made for a nonworking spouse and a joint return is filed). A Heritage IRA may also be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact the Manager.

              Portfolio shares may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships and sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

              Other Retirement Plans. Multiple participant payroll deduction retirement plans also may purchase Class A shares of any Heritage Mutual Fund at a reduced sales load on a monthly basis during the 13-month period following such a plan's initial purchase. The sales load applicable to an initial purchase of Class A shares of the Portfolio will be that normally applicable under the schedule of sales loads set forth in this Prospectus to an investment 13 times larger than such initial purchase. The sales load applicable to each succeeding monthly purchase of Class A shares will be that normally applicable, under such schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period, and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales loads previously paid during such period will not be retroactively adjusted on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase Class C shares at any time.

     Alternative Purchase Plans
     __________________________________________________________________________
     __________________________________________________________________________

              The alternative purchase plans offered by the Portfolio enable you to choose the class of shares that you believe will be most beneficial given the amount of your intended purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated length of your intended investment in the Portfolio, the accumulated continuing distribution and service fees plus the CDSL on Class C shares would exceed the initial sales load plus accumulated service fees on Class A shares purchased at the same time. Another factor to consider is whether the potentially higher yield of Class A shares due to lower ongoing charges will offset the initial sales load paid on such shares. Representatives may receive different compensation for sales of Class A shares than sales of Class C shares.

              If you purchase sufficient shares to qualify for a reduced sales load, you may prefer to purchase Class A shares because similar reductions are not available on the Class C shares. For example, if you intend to invest more than $1,000,000 in shares of the Portfolio, you should purchase Class A shares. Moreover, all Class A shares are subject to a lower 12b-1 fee and, accordingly, are expected to pay correspondingly higher dividends on a per share basis. If your purchase will not qualify for a reduced sales load, you may still wish to purchase Class A shares if you expect to hold your shares for an extended period of time because, depending on the number of years you hold the investment, the continuing distribution and service fees on Class C shares would eventually exceed the initial sales load plus the continuing service fee on Class A shares during the life of your investment. However, because initial sales loads are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially.

              You might determine that it would be more advantageous to purchase Class C shares in order to have all of your purchase payment invested initially. However, your investment would remain subject to continuing distribution and service fees and, for a one year period, be subject to a CDSL. For example, based on current fees and expenses for the Portfolio and the maximum Class A sales load, you would have to hold Class A shares approximately ten to twelve years before the accumulated distribution and service fees on the Class C shares would exceed the initial sales load plus the accumulated services fees on the Class A shares.

     What Class A Shares Will Cost
     __________________________________________________________________________
     __________________________________________________________________________

              Class A shares of the Portfolio are sold at their next determined net asset value plus a sales load as described below.

                                                           Sales Load as a Percentage of
                                                           -----------------------------

                                                                                    Net Amount                  Dealer Concession

                                                                                     Invested                  as a Percentage of

      Amount of Purchase                           Offering Price                (Net Asset Value)              Offering Price(1)
      ------------------                           --------------                -----------------              -----------------

      Less than $25,000 . . . . . . . . .               3.75%                          3.90%                          3.25%


      $25,000 to $49,999  . . . . . . . .               3.25%                          3.36%                          2.75%

      $50,000 to $99,999  . . . . . . . .               2.75%                          2.83%                          2.25%

      $100,000 to $249,999  . . . . . . .               2.25%                          2.30%                          1.75%

      $250,000 to $499,999  . . . . . . .               1.50%                          1.52%                          1.00%

      $500,000 to $999,999  . . . . . . .               0.75%                          0.76%                          0.25%

      $1,000,000 and over(2)  . . . . . .               0.00%                          0.00%                          0.00%


     (1) During certain periods, the Distributor may pay 100% of the sales load to participating dealers. Otherwise, it will pay the Dealer Concession shown above.
     (2) The Manager may pay up to .50% of the purchase amount to the Distributor for purchases exceeding $1,000,000. The Manager reserves the right to reclaim this payment subject to certain holding period requirements.

              Class A shares of the Portfolio may be sold at net asset value without any sales load to the Manager, current and retired officers and Trustees of the Trust; directors, officers, and full-time employees of the Manager, Subadviser of any Heritage fund, Distributor, and their affiliates; registered representatives of broker-dealers that are parties to dealer agreements with the Distributor; directors, officers and fulltime employees of banks that are party to agency agreements with the distributor; and all such persons' immediate relatives, and their beneficial accounts. In addition, the American Psychiatric Association (the "APA Group") has entered into an agreement with the Distributor which allows its members to purchase Class A shares at a sales load equal to two-thirds of the percentages in the above table. The Dealer Concession will also be adjusted in a like manner. Members of the APA Group are also eligible to purchase Class A shares at net asset value in amounts equal to the value of shares redeemed from other mutual funds which were purchased under reduced sales load programs available to their organization. Class A shares may also be purchased without sales loads by investors who participate in certain broker-dealer wrap fee investment programs.

              Class A shares also may be purchased without a sales load if (1) within 90 days of the purchase of Class A shares the purchaser redeemed shares of one or more mutual funds for which a retail broker-dealer (other than the Distributor) or its affiliate was principal underwriter (proprietary funds), provided that the purchaser either paid a front-end sales load (or a CDSL), or held shares of those funds for the period required not to pay the otherwise applicable CDSL, and (2) the total value of Class A shares of all Heritage Mutual Funds purchased under this sales load waiver does not exceed the amount of the purchaser's redemption proceeds from the proprietary funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their investment executives for more information.

              Class A shares also may be purchased at net asset value by trust companies and bank trust departments for funds over which they exercise exclusive discretionary authority and which are held in a fiduciary agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase. Currently, the minimum purchase required is $1,000,000 which may be invested over a period of 13 months. The minimums may be changed from time to time by the Distributor. The minimum may be aggregated between the Portfolio and Class A shares of any other Heritage Mutual Funds that would be subject to a sales load. Cities, counties, states or instrumentalities and their departments, authorities or agencies are able to purchase Class A shares of the Portfolio at net asset value as long as certain conditions are met.

     Combined Purchase Privilege (Right of Accumulation)
     ---------------------------------------------------

              You may qualify for the sales load reductions indicated in the above sales load schedule by combining purchases of Class A shares of the Portfolio into a single "purchase" if the resulting "purchase" totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases which, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse, and their children under the age of 21 years, purchasing Class A shares of the Portfolio for his or their own account; a single purchase by a trustee or other fiduciary purchasing Class A shares for a single trust, estate, or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. A "purchase" may also include Class A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales load. To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

     Statement of Intention
     ----------------------

              You also may obtain the reduced sales loads shown under "What Class A Shares Will Cost" by means of a written Statement of Intention, which expresses your intention to invest not less than $25,000 within a period of 13 months in Class A shares of the Portfolio or Class A shares of any other Heritage Mutual Fund subject to a sales load.

              Investors qualifying for the Combined Purchase Privilege described above may purchase Class A shares of the Heritage mutual funds under a single Statement of Intention. For example, if, at the time an investor signs a Statement of Intention to invest at least $25,000 in Class A shares of the Portfolio, the investor and the investor's spouse each purchase Class A shares of the Portfolio worth $5,000 (for a total of $10,000), then it will only be necessary to invest a total of $15,000 during the following 13 months in Class A shares of the Portfolio or any other Heritage Mutual Fund subject to a sales load to qualify for the reduced sales loads on the total amount being invested.

              The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Portfolio should complete the appropriate portion of the Account Application, while current Portfolio shareholders desiring to do so can obtain a Statement of Intention form by contacting the Manager or the Distributor at the address or telephone number listed on the cover of this Prospectus, or from their Representative.

     Reinstatement Privilege
     -----------------------

              A shareholder who has redeemed any or all of his Class A shares of the Portfolio may reinvest all or any portion of the redemption proceeds in Class A shares of the Portfolio at net asset value without any sales load, provided that such reinvestment is made within 90 calendar days after the redemption date. A shareholder who has redeemed any or all of his Class C shares of the Portfolio and has paid a CDSL on those shares or has held those shares long enough so that the CDSL no longer applies, may reinvest all or any portion of the redemption proceeds in Class C shares of the Portfolio at net asset value without paying a CDSL on future redemptions of those shares, provided that such reinvestment is made within 90 calendar days after the redemption date. A reinstatement pursuant to this privilege will not cancel the redemption transaction; therefore, (1) any gain realized on the transaction will be recognized for Federal tax purposes, while (2) any loss so realized will not be recognized to the extent that the proceeds are reinvested in shares of the Portfolio. See "Taxes." The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limitation in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Portfolio to his defined contribution plan, IRA or SEP. Investors must notify the Portfolio if they intend to exercise the reinstatement privilege.

              For more information on "What Class A Shares Will Cost" and a further explanation of instances in which the sales load will be waived or reduced, see "Investing in the Fund" in the SAI.

     What Class C Shares Will Cost
     __________________________________________________________________________
     __________________________________________________________________________

              A CDSL of 1% is imposed on Class C shares if, within one year of purchase, you redeem an amount that causes the current value of your account to fall below the total dollar amount of Class C shares purchased subject to the CDSL. The CDSL will not be imposed on the redemption of Class C shares acquired as dividends or other distributions, or on any increase in the net asset value of the redeemed Class C shares above the original purchase price. Thus, the CDSL will be imposed on the lower of net asset value or purchase price.

              Redemptions will be processed in a manner intended to minimize the amount of redemption that will be subject to the CDSL. When calculating the CDSL, it will be assumed that the redemption is made first of Class C shares acquired as dividends, second of Class C shares that have been held for over one year, and finally of Class C shares held for less than one year on a first-in first-out basis.

              For example, assume you purchase 100 Class C shares at $10 per share (for a total cost of $1,000) and, during the year you purchase such shares, the net asset value increases to $12 per share and you acquire 10 additional shares as dividends. If your redeem 50 shares (or $600) within the first year of purchase, 10 shares would not be subject to the CDSL because redemptions are made first of shares acquired as dividends. With respect to the remaining shares, the CDSL is applied only to the original cost of $10 per share and not to the higher net asset value of $12 per share. Therefore, only 40 of the 50 shares ($400) being redeemed would be subject to a CDSL at a rate of 1%.

              Waiver  of  the  Contingent  Deferred Sales  Load.    The CDSL  is
     currently waived for (1) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Code from a qualified retirement plan, including a Keogh or IRA upon attaining age 70-1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by the Portfolio of Class C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSL described in sections (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians certificates.

              For more information on Class C shares, see "Reinstatement Privilege" and "Exchange Privilege."

     How to Redeem Shares
     __________________________________________________________________________
     __________________________________________________________________________

              Redemption of Fund shares can be made by:

              Contacting   Your  Representative.     Your   Representative  will
     transmit an order to the Portfolio for redemption by the Portfolio and may charge you a fee for this service.

              Telephone Request. You may redeem shares by placing a telephone request to the Portfolio (800-421-4184) prior to the close of regular trading on the Exchange. Shareholders who do not wish to have telephone exchange/redemption privileges should so elect by completing the appropriate section of the Account Application. The Trust, Manager,
     Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions that they reasonably believe are authentic. These parties will employ reasonable procedures to confirm that telephone instructions are authentic. To the extent that the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions. For more information on these procedures, see "Redeeming Shares - Telephone Transactions" in the SAI. You may elect to have the funds wired to the bank account specified on the Account Application.
     Funds will normally be sent the next business day, and the shareholder will be charged a wire fee by the Manager (currently $5.00). For redemptions of less than $25,000, you may request that the check be mailed to your address of record, providing that such address has not been changed in the past 60 days. For your protection, all other redemption checks will be transferred to the bank account specified on the Account Application.

              Written Request. Portfolio shares may be redeemed by sending a written request for redemption to "Heritage Income Trust-Limited Maturity Government Portfolio, c/o Shareholder Services, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, Florida 33733." Signature guarantees will be required on the following types of requests: redemptions from any account which has had an address change in the past 60 days, redemptions greater than $25,000, redemptions that are sent to an address other than the address of record and exchanges or transfers into other Heritage accounts that have different titles. The Manager will transmit an order to the Portfolio for redemption.

              Systematic Withdrawal Plan. Withdrawal plans are available that provide for regular periodic withdrawals of $50 or more on a monthly, quarterly, semiannual or annual basis. Under these plans, sufficient shares of the Portfolio are redeemed to provide the amount of the periodic withdrawal payment. The purchase of Class A shares while participating in the Systematic Withdrawal Plan ordinarily will be disadvantageous to you because you will be paying a sales load on the purchase of those shares at the same time that you are redeeming Class A shares upon which you may already have paid a sales load. Therefore, the Portfolio will not knowingly permit the purchase of Class A shares through an Automatic Investment Plan if you are at the same time making systematic withdrawals of Class A. The Manager reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

              Please contact the Manager or your Representative for further information or see "Redeeming Shares" in the SAI.

     Receiving Payment
     __________________________________________________________________________
     __________________________________________________________________________

              If a request for redemption is received by the Portfolio in good order (as described below) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at the close of regular trading on the Exchange on that day, less any applicable CDSL for Class C shares. Requests for redemption received by the Portfolio after the close of regular trading on the Exchange will be executed at the net asset value determined at the close of regular trading on the Exchange on the next trading day, less any applicable CDSL for Class C shares.

              Payment for shares redeemed by the Portfolio normally will be made on the business day after the redemption was made. If the shares to be redeemed recently have been purchased by personal check, the Portfolio may delay mailing a redemption check until the purchase check has cleared, which may take up to seven days. This delay can be avoided by wiring funds for purchases. The proceeds of a redemption may be more or less than the original cost of Portfolio shares.

              A redemption request will be considered to be received in "good order" if:

     . the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

     .    any written request is signed by the shareholder and by  all co-owners
          of   the  account  with  exactly  the  same  name  or  names  used  in establishing the account;

     . any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

     . the signatures on any written redemption request of $25,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank which is insured by the Federal Deposit Insurance Corporation, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions which are deemed acceptable by the Manager, as transfer agent, under its current signature guarantee program.

              The Portfolio has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC. In the case of any such suspension a shareholder may either withdraw his request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted. If a redemption check remains outstanding after six months, the manager reserves the right to redeposit those funds into the shareholder's account. For more information on "Receiving Payment", see "Redeeming Shares -- Receiving Payment" in the SAI.

     Exchange Privilege
     __________________________________________________________________________
     __________________________________________________________________________

              If you have held Class A or Class C shares for at least 30 days, you may exchange some or all of your shares for shares of the same class of any other open-end Heritage Mutual Fund. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Heritage Mutual Fund whose shares are being acquired. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Heritage Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally seven calendar days following the purchase date. Exchanges of shares of Heritage Mutual

     Funds will generally result in the realization of a taxable gain or loss for Federal income tax purposes.

              For purposes of calculating the commencement of the one-year CDSL holding period for shares exchanged from the Fund to the Class C shares of any other Fund, except Heritage Cash Trust Money Market Fund, the original purchase date of those shares exchanged will be used. Any time period that the exchanged shares were held in the Heritage Cash Trust Money Market Fund will not be included in this calculation.

              If you exchange Class A or Class C shares for corresponding shares of Heritage Cash Trust -- Money Market Fund, you may, at any time thereafter, exchange such shares for the corresponding class of shares of any other Heritage Mutual Fund. Because the Money Market Fund is a no-load mutual fund, if you exchange shares of that fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you will be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund. In addition, if you exchange Class C shares of the Portfolio for corresponding shares of the Money Market Fund, the period during which an investment is held in shares of the Money Market Fund will not count for purposes of calculating the one-year CDSL holding period for such shares. As a result, if you redeem Class C shares of the Money Market Fund before the expiration of the one-year CDSL holding period, you will be subject to the applicable CDSL. Class A shares of the Portfolio may be exchanged for Class A shares of the Heritage Cash Trust -- Municipal Money Market Fund, which is the only class of shares offered by that fund. Because the Municipal Money Market Fund is a no-load fund, if you exchange shares of that fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you will also be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund. Class C shares are not eligible for exchange into the Municipal Money Market Fund.

              Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "How to Redeem Shares -- Telephone Request."

              Telephone  exchanges can  be effected  by  calling the  Manager at
     (800) 421-4184, or by calling your Representative. In the event that you or your Representative are unable to reach the Manager by telephone, an exchange can be effected by sending a telegram to Heritage Asset Management, Inc., attention: Shareholder Services. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

              The exchange privilege is available only in states where shares of the Heritage Mutual Fund being acquired may be legally sold. Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice. For further

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     information  on  this  exchange  privilege,  contact  the  Manager or  your
     Representative and see "Exchange Privilege" in the SAI.


                             MANAGEMENT OF THE PORTFOLIO

     Board of Trustees

              The business and affairs of the Portfolio are managed by or under the direction of the Trust's Board of Trustees. The Trustees are responsible for managing the Portfolio's business affairs and for exercising all the Portfolio's powers except those reserved to the shareholders. A Trustee may be removed by a two-thirds vote of the outstanding Portfolio shares.

     Investment Adviser, Fund Accountant, Administrator and Transfer Agent

              Heritage Asset Management, Inc. is the Portfolio's investment adviser, fund accountant, administrator and transfer agent. The Manager is responsible for reviewing and establishing investment policies for the Portfolio as well as administering the Portfolio's noninvestment affairs. The Manager is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. The Manager manages, supervises and conducts the business and administrative affairs of the Portfolio and the other Heritage mutual funds. Investment decisions for the Portfolio are made by the Manager. The Manager's annual investment advisory and administration fee is 0.50% of the Portfolio's average daily net assets. This fee is computed daily and paid monthly. The Portfolio pays the Manager directly for Fund Accounting and Transfer Agent services.

              The advisory fee may be reduced pursuant to regulations in various states where Portfolio shares are qualified for sale which impose limitations on the annual expense ratio of the Portfolio. The Manager reserves the right to discontinue any voluntary waivers of its fees or reimbursements to the Portfolio in the future. The Manager may also recover advisory fees waived in the two previous years if the recovery does not cause the Portfolio to exceed applicable expense limitations. It currently is not anticipated that the Manager will recover these fees.

     Portfolio Management

              H. Peter Wallace serves as portfolio manager of the Portfolio. Mr. Wallace is responsible for the day-to-day management of the Portfolio's investment portfolio subject to the general oversight of the Manager and the Trust's Board of Trustees. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments for the Manager since January 1993. In August 1993, he became a portfolio manager of the Portfolio. Prior to 1993, Mr. Wallace was a Vice President of Mortgage Products at Donaldson, Lufkin and Jenrette from 1990 through 1992 and from 1986 through 1990 he was a Senior Vice President and Director of Mortgage

     Research at Shearson Lehman Brothers. Mr. Wallace is a Chartered Financial Analyst.


                           SHAREHOLDER AND ACCOUNT POLICIES

     Dividends and Other Distributions
     __________________________________________________________________________
     __________________________________________________________________________

              Dividends from net investment income are declared and paid monthly. The Portfolio distributes to shareholders substantially all net realized capital gains on portfolio securities after the end of the year in which the gains are realized. Dividends and other distributions on shares held in retirement plans and by shareholders maintaining a Systematic Withdrawal Plan generally are declared and paid in additional Portfolio shares. Other shareholders may elect to:

     . receive both dividends and capital gain distributions in additional Portfolio shares;

     .    receive  dividends   in  cash   and  capital   gain  distributions  in
          additional Portfolio shares;

     .    receive both dividends and capital gain distributions in cash; or

     . receive both dividends and capital gain distributions for investment into another Heritage mutual fund.

              If you select none of the options, the first option will apply. In any case where you receive a dividend or a capital gain distribution in shares, your account will be credited with additional shares valued at the net asset value of the shares determined at the close of the day following the record date for the dividend or capital gain distribution. Distribution options can be changed at any time by notifying the Manager in writing.

              Dividends paid by the Portfolio with respect to its Class A and Class C shares are calculated in the same manner and at the same time and will be in the same amount relative to the aggregate net asset value of the shares in each class, except that dividends on Class C shares may be lower than dividends on Class A shares primarily as a result of the higher distribution fee applicable to Class C shares.

     Distribution Plans
     __________________________________________________________________________
     __________________________________________________________________________

              As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A accounts, the Portfolio may pay the Distributor a

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     service fee of  up to 0.25% and  a distribution fee of  up to 0.10% of  the
     Portfolio's average daily net assets attributable to Class A shares. The Portfolio will pay the Distributor a fee of 0.25% on Class A shares purchased after March 31, 1995. This fee represents compensation for maintenance of Class A accounts. This fee is computed daily and paid monthly.

              As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C accounts, the Portfolio pays the Distributor a service fee of 0.25% and a distribution fee of 0.35% of the Portfolio's average daily net assets attributable to Class C shares. This fee is computed daily and paid monthly.

              The above-referenced fees paid to the Distributor are made under Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act. These Plans authorize the Distributor to spend such fees on any activities or expenses intended to result in the sale of Class A and Class C shares, including, but not limited to, compensation (in addition to the sales load) paid to registered representatives of the Distributor and to participating dealers which have entered into sales agreements with the Distributor; advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts; expenses of organizing and conducting sales seminars; printing of prospectuses, statements of additional information and reports for other than existing shareholders; and preparation and distribution of advertising material, sales literature and other sales promotion expenses. The Distributor has entered into dealer agreements with participating dealers who will also distribute shares of the Portfolio.

              If the Plan is terminated, the obligation of the Portfolio to make payments to the Distributor pursuant to the Plan will cease and the Portfolio will not be required to make any payments past the date the Plan terminates.

     Taxes
     __________________________________________________________________________
     __________________________________________________________________________

              The Portfolio is treated as a separate corporation for Federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. In each taxable year that the Portfolio does so, it (but not its shareholders) will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. Dividends from the Portfolio's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of the Portfolio's earnings and profits, whether received in cash or in additional Portfolio shares. Distributions of the Portfolio's realized net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional Portfolio shares and regardless of the length of time the shares have been held. No portion of the dividends paid by the Portfolio will be eligible for the dividends-received deduction allowed to corporations.

              Dividends and other distributions declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if they are paid by the Portfolio during the following January. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year. The Portfolio is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Portfolio with a correct taxpayer identification number. Withholding at that rate from dividends and capital gain distributions also is required for such shareholders, who otherwise are subject to backup withholding.

              The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolio and its shareholders. See the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor; for example, a portion of the dividends paid by the Portfolio represents income received on direct obligations of the U.S. Government and, accordingly, is not subject to income taxation in most states and localities. You are therefore urged to consult your tax adviser.

     Shareholder Information
     __________________________________________________________________________
     __________________________________________________________________________

              Each share of the Portfolio gives the shareholder one vote in matters submitted to shareholders for a vote. Class A and Class C shares of the Portfolio have equal voting rights, except that, in matters affecting only a particular class, only shares of that class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Portfolio's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Portfolio's outstanding shares.

              No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor.

     This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

      Heritage Income Trust
      Limited Maturity Portfolio                         -----------------
      P.O. Box 33022
      St. Petersburg, FL 33733

      ---------------------------------------            Bulk Rate
                                                         U.S. Postage
      Address Change Requested                           PAID
                                                         Modern Mailing
      Prospectus                                         -----------------

      Investment Advisor/
      Shareholder Servicing Agent
      Heritage Asset Management, Inc.
      P.O. Box 33022
      St. Petersburg, FL 33733

      (800) 421-4184
      Distributor
      Raymond James & Associates, Inc.
      P.O. Box 12749
      St. Petersburg, FL 33733

      (813) 573-3800
      Legal Counsel
      Kirkpatrick & Lockhart
      Independent Accountants
      Coopers & Lybrand L.L.P.

      8M 2/95 HAM046

                                   (HERITAGE LOGO)



                                  Limited Maturity
                                Government Portfolio



                                     Prospectus



                                    April 3, 1995